Net Loss per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Net loss per Share
Note 15. Net loss per Share
The following table presents the computation of basic and diluted net loss per share:

	Year ended December 31,
	2024	2023	2022
	(US $ in thousands, except per share amounts)
Numerator:
Net loss attributable to Stratasys Ltd. for basic and diluted net loss per share	$(120,283)	$(123,074)	$(28,974)
Denominator:
Weighted average shares, net of treasury shares – denominator for basic and diluted net loss per share	70,858	68,666	66,491

Net loss per share Basic and diluted	$(1.70)	$(1.79)	$(0.44)
The computation of diluted net loss per share for the years ended December 31, 2024, 2023 and 2022 excluded share awards of 5.2 million, 5.2 million and 5.1 million, respectively, because their inclusion would have had an anti-dilutive effect on the diluted net loss per share.